GENERATION HEMP INC

OTC : GENH

SPRING 2020

DISCLAIMER

References in this presentation to the "Company," "we," "us" and "our" refer to Generation Hemp, Inc. ("GENH") and its consolidated subsidiaries.

The statements in this presentation that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forward-looking statements, including those set forth in the section titled Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2018 filed on April 1, 2019 and all other filings with the Securities and Exchange Commission ("SEC") SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GENH's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and GENH undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

This presentation includes estimated projections of future operating results. These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described in the section titled Risk Factors of the of our Annual Report on Form 10-K for the year ended December 31, 2018 filed on April 1, 2019 and all other filings with the SEC after that date. The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized.



HEMP

THE BIG PICTURE

OVERALL HEMP MARKET CONTINUES TO EXPAND AS STATES CAPITALIZE ON COMMERCIAL HEMP PROGRAMS

FEDERALLY LEGAL

(Passage of the Farm Bill December 2018)


WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
AK
HI
First States to Implement Commercial Hemp Programs
States With Recent Implementation of Commercial Hemp Programs
Final States To Develop Commercial Hemp Programs

Now that hemp and its derivatives are legal, individual states are rolling out hemp programs to capitalize on its production as a cash crop like corn, soybeans, wheat, etc.

Data current as of Oct 15, 2019

HEADLINES

Federal agriculture officials are dropping the requirement that all THC testing on hemp crops must be performed at laboratories registered with the U.S. Drug Enforcement Administration (DEA), according to industry sources.

Hemp Industry Daily

FDA

And food and drug regulators say it's a "fool's errand" to get people to stop taking over-the-counter CBD.

"We have to be open to the fact that there might be some value to these products and certainly Americans think that's the case. But we want to get them information to make the right decisions."

CBD Products Are 'Exploding' In Pet Sector

BENZINGA

Forbes

Sephora Embarks On Largest CBD Skincare Launch Yet With Saint Jane

Levi's

Levi's is continuing to work on improving the quality of its cottonized hemp, to the point where it can be nearly half of a cotton-blend for most apparel, as well as fully hemp for certain products. And in five years, he said, he expects "a 100% cottonized-hemp garment that is all hemp and feels all cotton."

HEMP

A ONE-OF-A-KIND INDUSTRY
THE BOOM HAS JUST BEGUN

The Hemp sector cannot currently be understood in terms of most other businesses – including the marijuana business

- Costly lessons that businesses and investors learned in the marijuana space are benefitting the disciplined approach to the Hemp space in the U.S.
- Hemp continues to slowly distinguish itself from marijuana, and the U.S. market continues to distinguish itself from the Canadian market
- Hemp has been bridled in a way that most other businesses have not (banking, insurance, public markets, undefined regulation amidst a boom), **yet** has continued to grow exponentially, due strictly because of consumer demand
- Hemp and its derivatives have and will continue to penetrate countless other markets, yet unknown
- Consumers and businesses are only beginning to understand and utilize the infinite uses of hemp and its derivatives in various new products



TOTAL MARKET



CBD MARKET PROJECTIONS

The most conservative projection for the collective market of **Hemp-Derived CBD** sales in the **United States** is $11.3 billion by 2024, with some sources speculating much higher numbers



This represents one of the fastest growing new industries in America

Source: 2019 Hemp Business Factbook/Hemp Industry Daily, a division of Anne Holland Ventures, Inc.

CONSERVATIVE MARKET PROJECTIONS

ANNUAL U.S. **HEMP-DERIVED CBD** RETAIL SALES ESTIMATES: 2019-2024



TOTAL ESTIMATED RETAIL SALES
$12B
$10B
$8B
$6B
$4B
$2B
$0B
Annual Increase of ~ 200%
$1.1B -$1.3B
$1.9B -$2.3B
$3.6B -$4.4B
$5.6B -$6.8B
$7.8B -$9.6B
$9.3B -$11.3B
2019
2020
2021
2022
2023
2024

Source: 2019 Hemp Business Factbook/Hemp Industry Daily, a division of Anne Holland Ventures, Inc.

MARKET SHARE PENETRATION FOR CBD PRODUCTS HAS JUST BEGUN

2018 U.S. HEMP-DERIVED CBD SALES VS. INDUSTRIES WHERE HEMP CAN CAPTURE MARKET SHARE


Prescription Medication For Mental Health*
$16.6B
Prescription Pain Medication*
$16.1B
Estimated Recreational Marijuana Sales (2019)
$7.0 – $8.5B
OTC Pain Products
$5.2B
Estimated Hemp-Derived CBD Sales (2019)
$1.1 – $1.3B
OTC Sleep Aids
$0.4B

Gross spending on drugs in 2018 at invoice prices (the amount wholesalers bill their customers). Note: Sales data from 2018 unless otherwise indicated **Source: 2019 Hemp Business Factbook/Hemp Industry Daily, a division of Anne Holland Ventures, Inc.*

THE OPPORTUNITY



HEMP

THE OPPORTUNITY

Since the first harvests following the signing of the 2018 Farm Bill, the rush to capitalize on the Hemp sector led to several pioneers launching a number of businesses within each vertical – many with very little capital resources available to them. Today:

- The strong have survived
- Hemp/CBD space is ripe for consolidation
- Time for expansion and vertical integration
- Seasoned business professionals have now just begun to enter the space



GENERATION HEMP'S AGGRESSIVE APPROACH WITHIN THE SECTOR



TO SEIZE NOW ON THE CURRENT OPPORTUNITIES

HEMP

GENH APPROACH

Generation Hemp has taken an aggressive, boots-on-the-ground approach to its analysis of the overall industry and due diligence on specific businesses.

- Generation Hemp's management has traveled all over the United States, using a hands-on vetting process to meet with target companies' teams, get site tours, verify operations, and have in-person discussions on operating activities, historical financial reviews, and projections.





MARKET SHARE BREAKDOWN & GENH'S APPROACH FOR EACH SEGMENT IN THE HEMP SPACE

[redacted]

HEMP

MIDSTREAM DRYING/ PROCESSING/STORAGE

GROWERS/FARMERS

SEED/ GENETICS

EXTRACTION

CONSUMER GOODS

TESTING LABS



INDUSTRY SEGMENTS

SEED PROVIDERS

- Seed Providers supply Growers/Farmers with desirable seed varieties/cultivars with specific genetics, dependent on geographic location, soil conditions, water availability, humidity, and targeted cannabinoids (CBD, CBG, etc.) or final use, which can also be building materials/textiles/etc.
- Current feminized seed pricing (per seed) depends on cannabinoids, quality, IP (restrictions or no restrictions), and quantity purchased.
  - SEED PRICING: $.30-$.80 - $3.00+ per seed
- The seed segment currently enjoys greater insulation from market fluctuations



SEED PROVIDERS

SEED COMPANY DUE DILIGENCE

- Generation Hemp is exploring the opportunity of acquiring genetic-specific seed growers with high growth potential for sales to both existing as well as new farmers to the sector, seeking high-quality hemp production in their specific region

- The Generation Hemp management team has met on site and reviewed financials with seed companies currently operating in Colorado, Oregon, Kentucky, California, Arizona, and South Carolina.
    - Presently determining actual target with optimal size, reputable genetics, sophisticated management teams, and attractive balance sheets with realistic growth projections.



COOP GROWERS/FARMERS

- Experienced Growers, often with years of growing Cannabis/Marijuana contract and provide hands-on guidance/oversight to farmers with acreage suitable for growing Hemp, which mitigates risk for all parties

- In states like Kentucky, the farmers typically have vast historical experience at growing tobacco

- Generation Hemp, Inc. is exploring COOP opportunities in certain geographic regions with business groups who have established relationships and contract opportunities with hemp farmers in their specific region



GROW/FARMING MARKET SIZE

2018	2019	
~112,163 Acres	511,442 Acres	LICENSED
~ 78,176 Acres	~230,000 Acres	PLANTED
Unknown	~ 138,000 Acres	HARVESTED
~$15,000 per acre	~ $30,000 per acre	REVENUE
	~$4.14 Billion	TOTAL REVENUE



Source: 2019 Hemp Business Factbook/Hemp Industry Daily, a division of Anne Holland Ventures, Inc.

WHAT IS HEMP GROWN FOR?



SEED



FIBER



FLOWER



EXTRACTS

BREAKDOWN OF WHAT CULTIVATORS PLANTED BY YEAR

Cultivator's 2019 Median Annual Revenue Per Acre Planted ≈ $30,000

(Compare: 2019 Median Annual Revenue Per Acre of Corn ≈ $787)

"The industrial hemp market is growing, primarily for CBD based applications, but as the technologies for other applications (such as bioplastics and textiles) become more efficient and cost effective, the non-CBD applications for hemp will see ***catalytic*** *growth."* – *New Frontier Data, The U.S. CANNABIS REPORT 2019 INDUSTRY OUTLOOK*



% OF GROWERS
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
84%
94%
94%
21%
23%
10%
18%
21%
11%
FLOWER
SEEDS/GRAIN
FIBER/STALKS
2017
2018
2019

Source: 2019 Hemp Business Factbook/Hemp Industry Daily, a division of Anne Holland Ventures, Inc.



ACQUISITION ONE

2019

HEMP ACREAGE MORE THAN DOUBLES

Quantity of harvested material too great for farmers to dry and process themselves

Demand for midstream services becomes dire

HALCYONTHRUPUT
MIDSTREAM SERVICES

MIDSTREAM – INFRASTRUCTURE FOR FARMERS & EXTRACTORS


GENETICS SEEDS
GROW
MIDSTREAM
EXTRACTION LABS
CONSUMER GOODS

HALCYON THRUPUT

- A post-harvest, mid-stream hemp drying and processing service company
- 48,000 square foot facility located in southwest Kentucky – region is a hub for hemp
- Provides essential agricultural infrastructure to support supply chain needs of farmers and extractors

HALCYON THRUPUT

DRYING
PROCESSING
STORAGE

HALCYON THRUPUT

- Strategically located facilities with established relationships/contracts with farmers & extractors
- Early mover, to take advantage of the projected growth in this segment
- Low-risk **fee-based model** with year-round revenue potential will provide a consistent revenue stream
- This model is **easily replicated** in other regions, both domestically and globally

INDUSTRY CHALLENGE
HALCYON SOLUTION

1. MARKET ACCESS

FINDING BUYERS/MOVING PRODUCT AT THE RIGHT PRICE

- Halcyon has partnered with reputable extractors and down-stream buyers to ensure product is sold at or above market price
- Centrally located supply and storage hub, able to move readily available product at buyers' demand throughout harvest and non-harvest months

2. MARKET LIQUIDITY

HARVEST/NON-HARVEST STRATEGY TO LEVEL OUT PRICE RECEIVED

- Leveraging market knowledge and commodity variability to provide market liquidity by hedging positions during over-supplied months
- Storing product until market conditions are favorable
- Provides potential additional revenue stream while getting farmers paid as their product moves down the supply chain



HALCYON THRUPUT

INDUSTRY CHALLENGE
HALCYON SOLUTION

3. SCALABILITY

HALCYON SERVICES RESOLVE BOTTLENECKS

- Processes both wet and dry material at scale
- Enable farmers to commit more acreage to hemp
- Reduce costs and maximize both crop yield and profits
- Drying and cleaning process takes less than an hour compared to other methods and technologies, at a fraction of the cost

4. CONSISTENCY

HOMOGENIZED CANNABINOID PERCENTAGES PREFERRED BY EXTRACTORS & FARMERS

- Whole-plant material is mechanically dried
- Dried material sent through automated cleaning process - stalks and stems removed from leaf and floral material
    - Produces a best-in-class homogenized biomass powder
    - Maximizes extraction efficiencies
    - 3-tiered filtering system allows for customizable biomass mesh size dependent on the buyer's needs


HALCYON
THRUPUT

HALCYON ECONOMICS



CURRENT MARKET VALUE 1,000 ACRES
MILLIONS
$90
$80
$70
$60
$50
$40
$30
$20
$10
$ -
1,800 lbs/acre
2,000 lbs/acre
2,200 lbs/acre
2,400 lbs/acre
$25/lb
$30/lb
$35/lb

IN-NETWORK PROCESSING

Projected Revenue 2020:

750 acres x 1,800 lbs/acre x $3 per output lb. = $4,050,000

Halcyon charges a variable toll processing fee to produce biomass needed for extraction. The flat fee is based on output biomass pounds, and conservative projections estimate 1,800 biomass pounds per planted acre.



5% RETURN ON 1,000 ACRES
MILLIONS
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$ -
1,800 lbs/acre
2,000 lbs/acre
2,200 lbs/acre
2,400 lbs/acre
$25/lb
$30/lb
$35/lb

OUT-OF-NETWORK PROCESSING

Projected Revenue 2020:

500 acres x 1,800 lbs/acre x $4 per output lb. = $3,600,000

A larger potential revenue stream will come from toll processing for outside networks, which is paid on an upfront, per pound basis. Many farms with no drying options wet bale their material for storage and need Halcyon's drying solutions. Halcyon charges a slightly higher price/pound for out-of-network toll processing.

HALCYON THRUPUT

WWW.HALCYONTHRUPUT.COM

EXTRACTION/ PROCESSING LABS



EXTRACTION/ PROCESSING LABS

- Extraction Labs process hemp plant material to extract and refine hemp to its individual parts – crude, distillate, isolate. Extraction labs often partner with growers for "*toll-processing splits*," which are agreements to share costs, collaborate on sales, and split profits

- Processors purchased 66% of Hemp flower production in 2019 *(Toll-processing splits)*

- Generation Hemp is reviewing premium processors in well-established regions seeking new capital to expand operations and improve efficiencies. There currently exists unique opportunities to acquire existing facilities that have been poorly managed and not properly integrated with other segments of the industry





CONSUMER GOODS

CONSUMER GOODS

- Combination of retail, ecommerce, and big box stores source either premade cannabinoid products or formulate proprietary products for resale to consumers (including pets)
- Generation Hemp is exploring different hemp, CBD (and other cannabinoid) distributors with established retail channels, achieving high growth with their varied and high-quality, niche product lines, seeking a wider distribution
  - While we carefully navigate FDA positioning, we are targeting product lines that are primarily non-ingestible but we continue to explore select companies with ingestibles that are completely USDA certified organic from seed/soil to actual sales.
- Focused on high-end specialty products
  - Emphasizing topical products versus ingestibles, due to lack of regulation from the FDA and USDA
  - Must present identifiable growth expectations that have minimal focus on internet sales
- Pet products utilizing some form of CBD are most desirable due to minimal regulation and fast growth projections



THE COMPANY

SEASONED PROFESSIONALS & IMMERSIVE DUE DILIGENCE















GENERATION HEMP

IMMERSIVE DUE DILIGENCE

GENERATION HEMP TIMELINE

2019

March

- Decision to enter Hemp space

2019

August

- Gary C. Evans named Chairman & CEO
- Stock price and volume increases dramatically

2019

September October November

- GENH management makes on-site visits with hemp companies in various verticals all over the U.S.

2019

December

- HMTF/EHR Merger closes
- HMTF official name change to Generation Hemp, Inc. and ticker symbol to GENH

2020

January

- GENH identified ten (10) potential acquisition targets
- GENH selected three of the targets for initial acquisition
- Numerous additional meetings with company & management teams continue

2020

March

- GENH executes PSA for midstream assets
- GENH executes LOI on Acquisition 2 (Consumer Goods niche topical products)
- GENH on target to execute on definitive agreement to acquire Target Company #2
- GENH anticipates an uplist to OTCQX

2020

June

- GENH preparing an uplist to NASDAQ
- GENH anticipates completion of several vertical integrations of acquired business segments

CORPORATE PROFILE

Ticker Symbol: **OTCPK: GENH**

Stock Price: $0.50 (March 19, 2020)

52-Week Hi – Lo Stock Price $0.06 - $0.89

Market Cap: ~$60MM (Post EHR Merger Transaction Price)

Average Daily Volume: 7,585 shares

Common Stock Outstanding: 13,221,142

Convertible Voting Preferred Series A: 6,328,948 shares
(*each share convertible into 12 shares of Common Stock*)

Shares Outstanding (as-converted, fully diluted basis): 89,168,518

Fiscal Year-end: December 31



ABOUT THE COMPANY
OTC : GENH

- **POSITIONED TO ACCESS THE CAPITAL MARKETS** and leverage Wall Street's demand for U.S. publicly traded "Hemp" only companies (non-marijuana) with agricultural, midstream, and an industrial focus
- **SENIOR MANAGEMENT** has raised over $4.5 billion over the last 30 years at previous publicly traded companies utilizing various capital markets; i.e. all forms of capital funding including; equity, commercial bank debt, senior unsecured bonds, convertible bonds, convertible preferred stock, warrants, off-balance sheet structures, subordinated convertible debentures, etc.
- **ENTREPRENEURIAL TEAM** with extensive experience launching companies, broad skillsets, and adept at fast-paced development within boom industries
- **INVESTMENT BANKING RELATIONSHIPS ALREADY ESTABLISHED** with: BMO Capital Markets, RBC Capital Markets, Cowen & Company, Northland Capital Markets, ROTH Capital Markets, Ladenburg Thalmann, Canaccord Genuity, B Riley & Co., and Coker Palmer Institutional
- **HYBRID BUSINESS APPROACH** enables GENH to strategically acquire small, rapidly growing companies active in various key segments of the Hemp supply chain while further developing such assets with proven management expertise and cross fertilization of businesses being acquired

GENERATION HEMP INC

CORPORATE STRATEGY

- Access the public capital markets to opportunistically fund M&A and the capital expenditure budget of GENH and its acquired subsidiaries
- Having a "public-traded currency" will assist in facilitating GENH's current plan to acquire larger and prominently positioned private companies already established in their specific sector of the Hemp industry
- Assuming increased size and financial flexibility which should position GENH to be able to uplist onto the NASDAQ Capital Market in 2020
- Future NASDAQ listing could create significant national and international exposure and market awareness for GENH as a pure play to the Cannabis (Hemp) institutional and retail investor community who prefers owning domestic securities as opposed to Canadian-listed cannabis securities



LEADERSHIP TEAM

Gary C. Evans
Chairman of the Board & CEO

- Founded Magnum Hunter Resources Inc. (MHR 1.0) in 1985, and served as Chairman & CEO until its sale to Cimarex Energy (NYSE: XEC) 20 years later in 2005, overseeing the growth of a company he started with an initial $1,000 investment before monetizing it in a ~$2.2 Billion sale
- Raised more than $4.5 Billion during his career through multiple financial vehicles ranging from common and preferred equity, senior unsecured notes, subordinated debentures, warrants etc.
- Established relationships with some of the largest investment banking firms in the Hemp industry

Melissa Pagen
Managing Director & Chief Branding Officer

- Over seventeen years of professional and executive experience in managerial and officer positions in several industries - both in the private and public sectors, and with a demonstrated history in consumer goods, business development, investor relations, and industrial technologies,
- Developed and launched several start-up companies, in ecommerce, nutraceuticals, and the energy sector.
- Earned a Bachelor of Arts degree from University of California, Los Angeles; graduated summa cum laude.

Anthony D. Andora
Capital Markets Consultant

- Experienced business professional with more than 20 years of capital markets experience and investor relations success.
- Extensive involvement working on and managing pre-IPO, IPO and post-IPO activities
- Strong network of financial community professionals; institutional investors, analysts and investment bankers
- Key relationships with financial media outlets; *The Wall Street Journal, Financial Times,* CNBC, CNN, FOX Business News and Bloomberg Television

COMPANY BOARD

Gary C. Evans
Chairman of the Board & CEO

- Founded Magnum Hunter Resources Inc. (MHR 1.0) in 1985, and served as Chairman & CEO until its sale to Cimarex Energy (Symbol: XEC) 20 years later in 2005, overseeing the growth of a company he started with an initial $1,000 investment before monetizing it in a ~$2.2 Billion sale
- Raised more than $4.5 Billion during his career through multiple financial vehicles ranging from common and preferred equity, senior unsecured notes, commercial credit lines, subordinated debentures, warrants etc.
- Established relationships with some of the largest investment banking firms in the Hemp industry

Joe L. McClaugherty
Lead Director

- Senior partner of McClaugherty & Silver, P.C., a full service law firm located in Santa Fe, New Mexico
- Practiced law for 40 years. Has a Martindale-Hubbell rating of AV Pre-eminent for more than 20 years
- Prior to founding McClaugherty & Silver P.C., served as Managing Partner of the Santa Fe office of Kemp, Smith, Duncan & Hammond, and, earlier, of Rodey, Dickason, Sloan, Akin & Robb
- Received a BBA with Honors from the University of Texas in 1973 and a JD with Honors from the University of Texas School of Law in 1976

John R. Harris
Director

- Served as a member of the senior leadership team at EDS for 25 years
- Former President and CEO of eTelecare Global Solutions; a $300M private equity backed Business Process Outsourcing Company
- Former President and CEO of Seven World Wide, a $400 million private equity backed Marketing Services BPO Company with operations in North America and the UK.
- Board of Advisors to the Richardson School of Business. Held board positions with a number of public and private telecommunications and technology services companies. Currently sits on the boards of The Hackett Group,
- Investor in large cannabis growing operation in southern California

CONTACTS

Gary C. Evans
Phone: (214) 533-6565
gevans@genhempinc.com

Anthony Andora
Phone: (720) 317-8927
aandora@genhempinc.com

Melissa Pagen
Phone: (310) 628-2062
mpagen@genhempinc.com

Forward Looking Statements: This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes", "expects", "anticipates", "intends", "plans", "estimates", "projects", "forecasts", "proposes", "should", "likely" or similar expressions, indicates a forward-looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. The identification in this presentation of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.